UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2013

U.S. Rare Earths, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-31199	87-0638338
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

5600 Tennyson Parkway, Suite 190 Plano, Texas 75024
(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 294-7116

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 14, 2013, U.S. Rare Earths, Inc. (the “Company”) appointed Reagan Horton as a member of its Board of Directors. Since 2004, Mr. Horton has served as President of RMDM Management, LLC., a private investment company, and has managed investments in commercial real estate, equity and fixed income portfolios, oil and gas royalty portfolios, as well as large scale farming and ranching operations.  Mr. Horton received a Bachelors of Business Administration from Southern Methodist University.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. RARE EARTHS, INC.

Dated: November 20, 2013	By:	/s/ Kevin Cassidy
Kevin Cassidy
Chief Executive Officer